UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2023

MEI Pharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41827	51-0407811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 250
San Diego, California		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 369-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00000002 par value	MEIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2023, the Board of Directors (the Board) of MEI Pharma, Inc. (the Company) approved the Sixth Amended and Restated Bylaws of the Company (the Sixth A&R Bylaws), effective immediately. The amendments reflected in the Sixth A&R Bylaws include, but are not limited to, the following: 1) certain additional procedures related to stockholder meetings to conform to the provisions of the Delaware General Corporation Law, as recently amended (DGCL), including but not limited to, provisions relating to delivery of notices of stockholder meetings, communications regarding adjourned stockholder meetings, record date, and the availability of the stockholder list in connection with stockholder meetings; 2) amendments allowing the Board to designate a person to chair a meeting of stockholders who is not the Chair of the Board, CEO, President or Vice President; 3) revisions to conform the Sixth A&R Bylaws to the provisions of the Company’s Certificate of Incorporation and the fix the number of the directors to its current number of eight and account for provisions of future certificates of designations which might be adopted in connection with the issue of preferred shares; 4) revisions to allow for a written waiver or a waiver by electronic transmission by any person entitled to notice; 5) revisions to conform the director removal standard to the DGCL and the Company’s Certificate of Incorporation; 6) adopting gender neutral terms when referring to particular positions, offices or title holders; and 7) making certain other administrative, technical, and conforming changes.

The foregoing description of the Sixth A&R Bylaws is qualified in its entirely by the full text of the Sixth A&R Bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated to this Item 5.03 by reference.

Item 9.01 Financial Statements and Exhibits.

3.1	Sixth Amended and Restated Bylaws of MEI Pharma, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEI PHARMA, INC.

Date:	December 22, 2023	By:	/s/ Justin J. File
Justin J. File Chief Financial Officer and Secretary